Exhibit 10.1
AIA 133 – Attachment
Scope Specific GMP
GUARANTEED MAXIMUM PRICE AMENDMENT
CORE AND SHELL GMP
Pursuant to Document A133 — 2009, dated the 1st day of December 2009 and the A201 General Conditions of the Contract attached thereto, between TD AMERITRADE Services Company, Inc (OWNER) and Kiewit Building Group Inc. (CONTRACTOR) for TD Ameritrade Omaha Campus (the Project), OWNER and CONTRACTOR establish the following Core & Shell Guaranteed Maximum Price and Contract Time for the Work.
ARTICLE I
Core & Shell Work
The Guaranteed Maximum Price for the Core & Shell Work shall be $142,030,940 in accordance with the GMP Manual dated March 31, 2011 and the Contract Documents. This Amendment supersedes Amendments 3-5, and those amendments are no longer valid.

Exhibit A	Core & Shell GMP Manual dated March 31, 2011.

Exhibit B	Value Management Log dated April 27, 2011.
ARTICLE II
CONTRACT TIME
Beneficial Occupancy of Comm / Data Rooms: December 31, 2012
Substantial Completion: April 2, 2013
Final Completion: June 19, 2013
The owner shall accept this Guaranteed Maximum Price Amendment by June 1, 2011 (the Effective Date).

AUTHORIZED AND APPROVED BY:

OWNER	CONTRACTOR
TD AMERITRADE Services Company, Inc	KIEWIT BUILDING GROUP INC.

/s/ William J. Gerber (Signature)	/s/ Ronald C. Duce (Signature)

William J. Gerber, Executive Vice President and Chief Financial Officer (Printed Name and Title)	Ronald C. Duce, Senior Vice President (Printed Name and Title)

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